EATON VANCE SHORT DURATION INFLATION-PROTECTED INCOME FUND

(the “Fund”)

Supplement to Summary Prospectus, Statutory Prospectus and

Statement of Additional Information (“SAI”) dated March 1, 2025 as may be supplemented and/or revised from time to time

Effective on or about September 2, 2025 (the “Effective Date”), Jason DesLauriers will no longer serve as a portfolio manager of the Fund. Accordingly, on or about the Effective Date, all references to Mr. DesLauriers will be removed from the Fund’s Summary Prospectus, Statutory Prospectus and SAI. On or about the Effective Date, Brian S. Ellis will continue to serve as portfolio manager of the Fund and Alexander Bouzalis, Anton Heese and Michael Rosborough will be added as portfolio managers of the Fund.

May 30, 2025	48613-00 5.30.25